SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ]   Confidential, for Use of the Commission Only
             (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to
      Section 240.14a-11(c) or Section 240.14a-12

                              The Beard Company
              (Name of Registrant as Specified in its Charter)

                       _______________________________
                  (Name of Person(s) Filing Proxy Statement
                        if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   Title of each class of securities to which transaction applies:
         _________________________________________________

   Aggregate number of securities to which transaction applies:
         _________________________________________________
   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _________________________________________________
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         _________________________________________________
   Total fee paid:  ________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box  if any part of the fee  is offset by Exchange Act Rule 0-11(a)(2)
    and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    Amount previously paid:________________
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    Date Filed:_______________________________

                                    NOTICE OF

                                 ANNUAL MEETING

                                 OF STOCKHOLDERS

                                   TO BE HELD

                                  JUNE 9, 2005

                               AND PROXY STATEMENT


                                THE BEARD COMPANY

                                THE BEARD COMPANY
                           Enterprise Plaza, Suite 320
                              5600 North May Avenue
                          Oklahoma City, Oklahoma 73112

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             Thursday, June 9, 2005

TO THE STOCKHOLDERS OF THE BEARD COMPANY:

     We will hold our Annual Meeting of Stockholders at the Waterford Marriott Hotel, located at 6300 Waterford Boulevard, Oklahoma City, Oklahoma 73118 on Thursday, June 9, 2005 at 9:00 a.m. local time. We are holding the meeting for the following purposes:

(1)  To elect one member of the Board of Directors for a three (3) year term.

(2) Ratification of the appointment of Cole & Reed, P.C. as our independent auditors for fiscal year 2005.

(3) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

     Holders of record of our common and preferred stock at the close of business on April 8, 2005, are entitled to vote at the meeting.

     In addition to the proxy statement and proxy card, a copy of our Annual Report on Form 10-K, which is not part of the proxy soliciting material, is enclosed.

     It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning a proxy card. You can revoke a proxy at any time prior to its exercise.

                                 By Order of the Board of Directors

                                 REBECCA G. VOTH
                                 Rebecca G. Voth
                                    Secretary

Oklahoma City, Oklahoma
April 29, 2005

                                THE BEARD COMPANY
                           Enterprise Plaza, Suite 320
                              5600 North May Avenue
                          Oklahoma City, Oklahoma 73112

                                 PROXY STATEMENT

     We are providing these proxy materials in connection with the solicitation by the Board of Directors of The Beard Company of proxies to be voted at our Annual Meeting of Stockholders, to be held on June 9, 2005, and at any meeting following postponement or adjournment of the annual meeting. Unless the context requires otherwise, all references to "we" and "us" and "our" refer to The Beard Company.

     You are cordially invited to attend the annual meeting which will begin at 9:00 a.m. local time. The meeting will be held at the Waterford Marriott Hotel, 6300 Waterford Boulevard, Oklahoma City, Oklahoma 73118.

     We are first mailing this proxy statement, the proxy card and voting instructions on April 29, 2005, to stockholders of record at the close of business on April 8, 2005, the record date for the meeting.

     You can revoke your proxy at any time before it is voted at the meeting by timely delivery of a properly executed, later-dated proxy or by voting in person at the meeting. Management urges you, even if you presently plan to attend the meeting in person, to execute the enclosed proxy and mail it as indicated immediately.

     All shares entitled to vote and represented by properly completed proxies received prior to the meeting and not revoked will be voted at the meeting in accordance with your instructions. If you return a signed proxy card without indicating how your shares should be voted on a matter and do not revoke your proxy, the shares represented by your proxy will be voted FOR the election of the nominee for Director named below (Proposal No. 1). To the extent contrary specifications are not given, your proxy will be voted FOR the approval of Proposal No. 2 described below.

     If any other matters are properly presented at the annual meeting for consideration at the meeting or any postponement or adjournment thereof, the individuals named as proxies will vote the proxies in their discretion in the manner they believe to be in our best interest. At the date this proxy statement went to press we did not know of any other matters that are to be presented at the annual meeting other than the two Proposals set forth below.

     The accompanying form of proxy has been prepared at our direction and is sent to you at the request of the Board of Directors. The proxies named herein have been designated by your Board of Directors.

     We will pay the expenses of the preparation of the proxy materials and the solicitation by the Board of Directors of proxies. Proxies may be solicited on our behalf in person or by telephone by our directors, officers or employees, who will receive no additional compensation for soliciting. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending proxies and proxy materials to beneficial owners of our stock.

     OUR ANNUAL REPORT ON SECURITIES AND EXCHANGE COMMISSION FORM 10-K (THE "FORM 10-K") INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004, IS INCLUDED HEREWITH.


                            GOVERNANCE OF THE COMPANY

     Pursuant to the Oklahoma General Corporation Law and our by-laws, our business, property and affairs are managed by or under the direction of the Board of Directors. Members of the Board are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of the Board and its committees. We currently have five members of the Board: W.M. Beard, Allan R. Hallock, Harlon E. Martin, Jr., Herb Mee, Jr. and Ford C. Price.


     The Board has three standing committees:

     o The Audit Committee, the members of which are: Ford C. Price (Chairman), Allan R. Hallock and Harlon E. Martin, Jr.;

     o The Compensation Committee, the members of which are: Allan R. Hallock (Chairman), Harlon E. Martin, Jr. and Ford C. Price; and

     o The Nominating/Corporate Governance Committee, the members of which are: Harlon E. Martin, Jr. (Chairman), Allan R. Hallock and Ford C. Price.

     The Board has determined that all of the directors other than Messrs. Beard and Mee, including those who serve on the above committees, are "independent" for purposes of Section 10A(m)(3) and Rule 10A-3(b) of the Securities Exchange Act of 1934. The Board based these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and compensation history, affiliations and family and other relationships and on discussions with the directors.

     The Board has adopted a charter for each of the three standing committees. The Board has also adopted a Code of Conduct that applies to all of our employees, officers and directors. You can find links to these materials on our website at: http://www.beardco.com/governance.

     During 2004 the Board met seven times and the committees held a total of eight meetings. All of the directors attended more than 75% of the total number of meetings of the Board of Directors and the Board committees of which they were a member during 2004. At least quarterly, the non-management directors meet in private session without members of management. These sessions are presided over by Mr. Price, Chairman of the Audit Committee.

Audit Committee

     The Audit Committee focuses its efforts on the following three areas:

     o The adequacy of our internal controls and financial reporting process and the integrity of our financial statements;

     o    The independence and performance of our independent auditor; and

     o    Our compliance with legal and regulatory authority.

     The committee meets periodically with management to consider the adequacy of our internal controls and the financial reporting process. It also discusses these matters with our independent auditors and with our appropriate financial personnel. The committee reviews our financial statements and discusses them with management and the independent auditors before those financial statements are filed with the Securities and Exchange Commission. The committee met six times in 2004.

     The committee regularly meets privately with the independent auditor, has the sole authority to retain and dismiss the independent auditors and periodically reviews their performance and independence from management. The independent auditors have unrestricted access and report directly to the committee.

     Audit Committee Financial Expert. The Board has determined that a member of the committee, Mr. Martin, is an "audit committee financial expert," as that term is defined in Item 401(h) of Regulation S-K, and "independent" for purposes of Section10A(m)(3) of the Securities Exchange Act of 1934.

                          REPORT OF THE AUDIT COMMITTEE

     The following is the report of the Audit Committee (the "Committee") with respect to our audited financial statements for the year ended December 31, 2004.

     The Committee is comprised of the three independent directors listed below and operates under a written charter adopted by the Board on June 14, 2000 and amended on May 23, 2003. The Charter, as amended, was attached as Exhibit "B" to our proxy statement in connection with our 2003 Annual Meeting of Stockholders. In its corporate oversight role, the Committee reviews our financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

     The Committee held six meetings during 2004. The meetings were designed to facilitate open communication between the Committee, management and our independent public accountants, Cole & Reed, P.C. ("C&R"). At such meetings the Committee reviewed and discussed with C&R and management our audited consolidated financial statements and, when applicable, our unaudited interim financial statements.

     The Committee approves, in advance, all auditing services and permitted non-audit services to be performed for us by our independent auditor, subject to the de minimus exceptions for permitted non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee has delegated authority to the Committee Chairman, when appropriate, to grant advance approvals of audit and permitted non-audit services, with the proviso that such decisions be presented to the full Committee at its next scheduled meeting.

     The Committee discussed with C&R the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees. C&R also provided to the Committee the written disclosures and the letter required by Independence Standards Board No. 1, Independence Discussions with Audit Committees, and the Committee has discussed with C&R its independence from the Company.

     Based on the review and discussions above, we recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2004.

     Although we are not listed on the Nasdaq Stock Market, all of the members of the Audit Committee are independent as defined in Rule 4200(a)(15) of the NASD's listing standards.

     The Committee has considered the services rendered by our principal accountant for the most recent fiscal year as described above and has concluded that the provision of such services is compatible with maintaining the principal accountant's independence.

By the Audit Committee:

Ford C. Price, Chairman
Allan R. Hallock
Harlon E. Martin, Jr.

Audit Fees

     The fees billed by C&R for the indicated services for fiscal years 2004 and 2003 were as follows:

                        Fiscal Year 2004       Fiscal Year 2003
                        ----------------       ----------------

Audit fees..............    $42,000(A)            $42,000(B)
Audit-related fees(C)...      6,500                 6,110
Tax fees................      1,000                 1,680
All other fees..........         --                    --
____________________

(A) Includes $12,000 for services rendered in 2004 and $30,000 for services rendered in 2005.

(B) Includes $11,000 for services rendered in 2003 and $31,000 for services rendered in 2004.

(C)  For audit services related to the Company's 401(k) plan.

     Under its charter, the Audit Committee must pre-approve all auditing services and permitted non-audit services to be performed for us by our independent auditors, subject to the de minimus exceptions for permitted non-audit services. Each year, the independent auditor's retention to audit our financial statements, including the associated fee, is approved by the committee before the filing of the preceding year's annual report on Form 10-K. The committee has delegated to the Chairman of the committee the authority to evaluate and approve engagements for additional services in the event that a need arises for pre-approval between committee meetings. If the Chairman so approves any such engagements, he will report that approval to the full committee at the next committee meeting.

     The rules of the Securities and Exchange Commission state that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved. During 2004 each new engagement was approved in advance by the Audit Committee except for a few instances where guidance was requested for tax services regarding specific issues which made use of the de minimus exception to pre-approval contained in the Commission's rules.

     Following is a break-out of the percentage of fees required to be pre-approved by the committee that were pre-approved by the committee for the periods indicated:

                              Fiscal Year 2004         Fiscal Year 2003
                              ----------------         ----------------
Audit fees...............         100%                     100%
Audit-related fees.......         100%                     100%
Tax fees.................         100%                     100%
All other fees...........          --                       --


Appointment of Auditors for 2005

     The Audit Committee has reappointed Cole & Reed, P.C. as the independent accountants to audit and report on our consolidated financial statements for 2005.

     Representatives of Cole & Reed, P.C. will be present at the meeting. They will be given an opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions.


Nominating/Corporate Governance Committee

     The principal responsibilities of the Nominating/Corporate Governance Committee are as follows:

     o Developing and recommending criteria for evaluating and selecting candidates for election or re-election to the Board, and assisting the Board in identifying and attracting qualified director candidates;

     o Selecting and making recommendations to the Board on the director nominees for the next annual meeting of stockholders, and recommending individuals to fill vacancies when they occur;

     o    Determining Board committee structure and membership;

     o Reviewing at least annually the adequacy of our corporate governance principles and practices, and recommending any proposed changes to the Board for approval;

     o Reviewing any issues regarding the independence of directors or involving potential conflicts of interest, evaluating any change to the status of individual directors and making recommendations regarding the propriety of continued service; and

     o Developing and implementing an annual procedure for evaluating the Board's performance.

     The Committee has adopted a Nominating/Corporate Governance Committee charter. The Company's by-laws provide that nomination of election to the Board of Directors may be made by the Board of Directors or by any stockholder. The Committee will consider nominees recommended by our shareholders if such recommendations are made in writing to the Committee and delivered not less than 120 days before any meeting at which any directors are to be elected. Nominations must include the full name of the proposed nominee, a brief description of the proposed nominee's business experience for at least the previous five years, and a representation that the nominating shareholder is the beneficial record owner of our common stock. Such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director, if elected. If the shareholder complies with these procedures, the shareholder's nominees will receive the same consideration that nominees developed by the Committee receive. Nominations should be delivered to the Committee at the following address: Nominating/Corporate Governance Committee, Attention: Harlon E. Martin, Jr., c/o The Beard Company, 5600 N. May Avenue, Suite 320, Oklahoma City, OK 73112.

     Currently, we do not employ or pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential director nominees.

     The nominee for director this year is a sitting director who was nominated by the Committee. Shareholders did not recommend any nominees for director at the 2005 Annual Stockholders Meeting.

     The Committee met one time in 2004.


Compensation Committee

     The principal functions and requirements of the Compensation Committee are as follows:

     o Reviews the objectives, structure, cost and administration of our major compensation and benefit policies and programs.

     o Reviews and makes recommendations concerning remuneration arrangements for senior management, including the specific relationship of corporate performance to executive compensation.

     o Reviews our performance versus the CEO's compensation and establishes measures of the Company's performance upon which the CEO's compensation is based.

     o    Administers our compensation, benefit and incentive plans.

     The committee met one time in 2004.

Code of Ethics

     We have adopted The Beard Company Code of Ethics for our employees, officers and directors. Our Code of Ethics is publicly available on our website at http://www.beardco.com/governance. If we make any substantive amendments to our Code of Ethics or grant any waiver, including any implicit waiver, from a provision of this Code to our executive officers, we will disclose the nature of such amendment or waiver on our website.

Compensation of Outside Directors

     Messrs. Hallock, Martin and Price received $7,800, $8,300 and $8,300, respectively, of deferred fees and compensation under our Deferred Stock Compensation Plan (the "Plan") for services rendered in 2004. (See: "EXECUTIVE COMPENSATION - Deferred Stock Compensation Plan" for additional details). Under the Plan, the electing officers and directors could defer all or a portion of their fees and compensation until termination of service or termination of the Plan, at which time the accounts are settled by distribution of a number of shares of our common stock equal to the number of Units credited under the Plan. A Unit is equal to the amount deferred divided by the fair market value of a share of common stock on the date of deferral. In 2004 the non-management directors each received $1,500 per quarter for their services, and also received the following fees for directors' meetings which they attended: annual and 1-1/2 day meetings -- $750; regular meeting -- $500; telephone meeting -- $100 to $300 depending upon the length of the meeting. Messrs. Martin and Price received $2,300 each for such attendance in 2004, and Mr. Hallock received $1,800. Messrs. Hallock, Martin and Price also receive a small year-end bonus depending upon their length of service as directors of us and Beard Oil Company ("Beard Oil"). Such bonus amounted to $800 each for Messrs. Hallock and Price and $350 for Mr. Martin in 2004. All of the directors deferred their quarterly fees, attendance fees and year-end bonuses pursuant to the Plan. We also provided life, health and accident insurance benefits for our non-management directors who are not otherwise covered and the value of these benefits is included in the above compensation amounts. Messrs. Hallock, Price and Martin received $4,165, $655 and $352, respectively, of such compensation during the year. None of the directors received additional compensation in 2004 for their committee participation. Outside directors also receive reimbursement of out-of-pocket expenses incurred in connection with attendance at meetings.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee in 2004 were Allan R. Hallock, Harlon E. Martin, Jr., and Ford C. Price. None of the members have ever been an officer or employee of us or any of our subsidiaries, and no "compensation committee interlocks" existed during 2004.

Stockholder Communications with Directors

     Our stockholders who want to communicate with the Board or any individual director directly can write to:

                             The Beard Company
                             Board Administration
                             c/o Ford C. Price
                             6608 N. Western #627
                             Oklahoma City, OK 73116

     Your letter should indicate that you are a stockholder. The Audit Committee will review each letter to the directors to determine the appropriate action to take with respect to each letter. Depending on the subject matter, the Audit Committee will:

     o Forward the communication to the director or directors to whom it is addressed;

     o Forward the communication to management, for example where it is a request for information about the Company or it is a stock-related matter; or

     o Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

     At each Board meeting, the Audit Committee will present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors on request.

Director Attendance at Annual Meetings

     Our annual stockholders' meetings do not usually fall in conjunction with our regularly scheduled quarterly Board meetings. We encourage our outside directors to attend the stockholders' meetings even if they do not fall on the date of a Board meeting, but do not reimburse for attendance unless it is in conjunction with a Board meeting. In 2004 one of our outside directors, Mr. Price, attended our annual stockholders' meeting.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than ten percent (10%) of a registered class of our equity securities (collectively "reporting persons"), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on a review of Forms 3, 4 and 5 furnished to us and information received from each reporting person which includes written representations that no reports were required during the fiscal year ended December 31, 2004, all Section 16(a) filing requirements applicable to its reporting persons were complied with.

                              ELECTION OF DIRECTORS
                                (Proposal No. 1)

     Our Certificate of Incorporation (the "Certificate") provides for a Board of Directors of not more than nine nor less than three directors, including one director elected by the preferred stockholders, as determined from time to time by the Board. Our preferred stockholders filled the directorship vacancy which they were entitled to fill in February 1994 by the election of Michael E. Carr, who resigned effective February 1, 2002. To date the sole remaining preferred stockholder has not elected to fill such vacancy. The Certificate also provides that the portion of the Board of Directors which is elected by the Beard common stockholders shall be divided into three classes as nearly equal in number as possible, with the term of office of one class expiring each year.

     At the meeting, one director is to be elected by the common stockholders for a three-year term expiring at the date of the Annual Meeting of Stockholders in 2008. The term of Mr. W. M. Beard expires this year, and he will be the nominee for a term expiring in 2008

     The persons named in the proxy card will vote such proxy for the election of the above-named nominee, unless you indicate that your vote should be withheld. Such nominee has served continuously as director of the Company or of its predecessors since first elected. Mr. Beard has indicated to us that he will serve if elected. We do not anticipate that the nominee will be unable to stand for election, but if that happens, the resulting vacancy will be filled at such time as the Board finds a suitable candidate. The election of a director at this meeting will be by plurality vote. The director elected at the Annual Meeting will serve for a three-year term and until his successor is elected and qualified, in accordance with the provisions of the Certificate and our By-Laws.

     Certain information with respect to the nominee for Director and four Directors whose terms do not expire this year is as follows:

Nominee for Election for a Term of Three Years Expiring in 2008:
Nominee (age), year first became a Director of The Beard Company or Beard Oil
Company:

W. M. Beard (76), 1974
----------------------

     W.M. Beard has served as our Chairman of the Board and Chief Executive Officer since 1992. He previously served as our President and Chief Executive Officer from our incorporation in 1974 until 1985. He has served Beard Oil as its Chairman of the Board and Chief Executive Officer since 1969. He has also served as a director of us and Beard Oil since their incorporation. Mr. Beard has been actively involved since 1952 in all management phases of us and Beard Oil from their inception, and as a partner of their predecessor company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEE.


Directors to Continue in Office with Terms Expiring in 2006:
------------------------------------------------------------

Allan R. Hallock (75), 1986
---------------------------

     Allan R. Hallock was elected as our director in 1993. He served as a director of Beard Oil from 1986 until 1993. Mr. Hallock is currently an independent consulting geologist. He served as Vice President and Exploration Manager of Gemini Corporation from 1970 until 1986.

Ford C. Price (67), 1987
------------------------

     Ford C. Price was elected as our director in 1993. He served as a director of Beard Oil from 1987 until 1993. From 1961 until 1986 Mr. Price served in various capacities with The Economy Company, a privately-held schoolbook publishing company, last serving as its Chairman of the Board and Chief Executive Officer. Mr. Price is a private investor.

Directors to Continue in Office with Terms Expiring in 2007:
------------------------------------------------------------

Harlon E. Martin, Jr. (57), 1997
--------------------------------

     Harlon E. Martin, Jr. was elected as our director in October 1997. Mr. Martin has served as the principal of H. E. Martin & Company, a Houston investment banking firm, since its founding in 1990. He was a co-founder of GTM Securities Corp. in 1985 and served as a principal of such firm until 1989. H.
E. Martin & Company is not a parent, subsidiary, or other affiliate of us.

Herb Mee, Jr. (76), 1974
------------------------

     Herb Mee, Jr. has served as our President since 1989 and as our Chief Financial Officer since 1993. He has served as President of Beard Oil, our predecessor, since 1973 and as its Chief Financial Officer since 1993. He has also served as a director of us and Beard Oil since their incorporation. Mr. Mee served as President of Woods Corporation, a New York Stock Exchange diversified holding company, from 1968 to 1972 and as its Chief Executive Officer from 1970 to 1972.

     There is no family relationship between any of our directors or executive officers.


                          VOTING SECURITIES OUTSTANDING

     As of April 8, 2005, 5,255,315 shares of our common stock and 27,838 shares of our preferred stock had been issued and were outstanding. Each share of common stock is entitled to one vote on all matters presented at the meeting. Each share of preferred stock was convertible into 10.31114354 (287,041) shares on the record date, and (iii) is entitled to one vote for each full share of common stock into which it was convertible. Accordingly, a total of 5,542,356 votes are entitled to be cast at the meeting, and the holder of the preferred stock is entitled to cast 13.62% of such votes. Only holders of common stock and preferred stock of record at the close of business on April 8, 2005, will be entitled to vote at the meeting.


                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

     The table below sets forth information, as of April 8, 2005, with respect to the beneficial ownership of shares of the company by each person who is known to us to be the owner of five percent of our outstanding stock, by each Director or nominee for Director, by each of the executive officers named in the Compensation Table contained at page 17 hereof, and by all Directors and executive officers as a group. Unless otherwise noted, the person named has sole voting and investment power over the shares reflected opposite his name.

                                                                   Options,        Total Shares
                                                                 Warrants and      Beneficially
                                                                    Benefit            Owned
                                                 Outstanding      Plan Shares        Assuming                          Percent of
                                                   Shares         Exercisable       Exercise of                          Shares
                                                Beneficially       Within 60        Column (B)        Percent of        Entitled
                                                    Owned            Days             Shares          Beneficial     to Vote at the
                     Name                            (A)             (B)               (C)            Ownership       Meeting<F15>
                     ----                            ---             ---               ---            ---------       ------------
John Hancock Financial Services,
Inc.("Hancock")............................   755,101<F1>         None           755,101<F1>         13.62%           13.62%
57th Floor, 200 Clarendon Street
Boston, Massachusetts 02117

7HBF, Ltd. ("7HBF")........................       None         1,755,000<F2>    1,755,000<F2>         25.03%            None
2891 Glenda Avenue
Fort Worth, Texas 76117-4391

The William M. Beard and Lu Beard
1988 Charitable Unitrust ("Unitrust")......   828,958<F3>         None            828,958<F3>         13.62%           13.01%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

The Beard Group 401(k) Trust
c/o InvesTrust, N.A. ("InvesTrust"),
Trustee....................................   375,282<F4>         None            375,282<F4>          6.67%            6.34%
5101 N. Classen, Suite 620
Oklahoma City, OK 73118

Boatright Family, L.L.C.
("Boatright")..............................       None           320,000<F5>      320,000<F5>          5.74%             None
4932 N. W. 31st Street
Oklahoma City, OK 73122

Allan R. Hallock Trust ("ARH Trust").......   286,874<F6>         60,000<F6>      346,874<F6>          6.19%            4.92%
#2 Cleek Way
Columbine Valley, CO 80123

W. M. Beard................................ 2,036,994<F7>        454,922<F7>    2,491,916<F7>         32.17%           26.88%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Lu Beard...................................   831,476<F8>         None            831,476<F8>         13.66%           13.05%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Herb Mee, Jr. ............................    740,088<F9>        209,549<F9>      949,636<F9>         15.30%           11.78%
Enterprise Plaza, Suite 320
5600 North May Avenue
Oklahoma City, OK 73112

Allan R. Hallock.........................     290,624<F10>        94,259<F10>     384,883<F10>         6.82%            4.98%

Ford C. Price............................     122,300<F11>       124,894<F11>     247,194<F11>         4.49%            2.16%

Harlon E. Martin, Jr.....................      70,686<F12>        32,732<F12>     103,418<F12>         1.93%            1.26%

All directors and executive officers
     as a group (8 in number)............   3,018,585<F13>       932,605        3,951,190<F14>        42.92%<F13>       35.26%<F14>
____________________

<F1>
     Includes 468,060 common shares and 27,838 preferred shares which were convertible into 287,041 common shares on April 8,
     2005. Hancock owns 100% of our issued and outstanding preferred stock. All shares are owned directly and are held by Hancock on behalf of itself and affiliated entities.
<F2>
     Includes $1,755,000 of 12% Convertible Subordinated Notes due 2010 (the "Notes") presently convertible into 1,755,000 common shares. The Notes are owned directly by 7HBF and are deemed to be owned indirectly by 7HBF Management Company, Ltd.
     ("Management") as general partner. Randall W. Harvison and John D. Harvison are managers of Management and may be deemed to have beneficial ownership of such shares; however, they disclaim any beneficial ownership of such securities.
<F3>
     Represents shares owned directly by the Unitrust, of which Mr. Beard and his wife, Lu Beard, serve as co-trustees and share voting and investment power.
<F4>
     Represents shares owned by The Beard Group 401(k) Trust (the "401(k) Trust"). Shares held by the 401(k) Trust are owned by the participating employees, each of whom has sole voting and investment power over the shares held in his or her account.
     Investrust has the sole discretion to vote shares for which it has received no directions from the participants. Includes
     87,674 and 233,308 shares held for the accounts of Messrs. Beard and Mee, respectively.
<F5>
     Represents 320,000 presently exercisable warrants held by Boatright which are exercisable at prices ranging from $0.135 to
     $0.242365 per share. Peter Boatright, as Manager, has the sole voting power in the event the warrants should be exercised.
     Peter Boatright, Frances Boatright (his wife) and the Boatright Irrevocable Trust are the beneficial owners of the warrants.
     Joy Heiman is the Trustee of the Trust.
<F6>
     Includes 286,874 shares and $60,000 of Notes presently convertible into 60,000 common shares owned directly by the ARH Trust, of which Mr. Hallock and his wife, Jane Hallock, serve as co-trustees and share voting and investment power.
<F7>
     Includes 775,920 shares owned directly by Mr. Beard as to which he has sole voting and investment power; 828,958 shares owned directly by the Unitrust as described in footnote (3) above; 72,428 shares held by the William M. Beard Irrevocable Trust
     "A," 102,648 shares held by the William M. Beard Irrevocable Trust "B," and 125,322 shares held by the William M. Beard
     Irrevocable Trust "C" (collectively, the "Beard Irrevocable Trusts") of which Messrs. Beard and Herb Mee, Jr. are trustees and share voting and investment power; 10,106 shares each held by the John Mason Beard II Trust and by the Joseph G. Beard
     Trust as to which Mr. Beard is the trustee and has sole voting and investment power; 3,834 shares held by the Rebecca Banner
     Beard Lilly Living Trust as to which Mr. Beard is a co-trustee and shares voting and investment power with his daughter;
     87,674 shares held by (the 401(k) Trust for the account of Mr. Beard as to which he has sole voting and investment power; and
     19,998 shares held by B & M Limited, a general partnership ("B&M"), of which Mr. Beard is a general partner and shares voting and investment power with Mr. Mee. Also includes 10,000 shares subject to presently exercisable warrants held by B&M, and
     444,922 shares reserved in Mr. Beard's account in the Company's 2003-2 Deferred Stock Compensation Plan (the "2003-2 DSC
     Plan") which will be distributed upon his death, disability, retirement or termination or upon Plan termination. Excludes
     2,518 shares owned by his wife as to which Mr. Beard disclaims beneficial ownership.
<F8>
     Includes 828,958 shares owned by the Unitrust, of which Mr. and Mrs. Beard serve as co-trustees and share voting and investment power. Also includes 2,518 shares owned directly by Mrs. Beard as to which she has sole voting and investment power.
<F9>
     Includes 102,728 shares owned directly by Mr. Mee as to which he has sole voting and investment power; 74,456 shares held by
     Mr. Mee and Marlene W. Mee, his wife, as joint tenants as to which he shares voting and investment power with Mrs. Mee, 9,200 shares held by Mee Investments, Inc., as to which Mr. Mee has sole voting and investment power; 19,998 shares and 10,000 shares subject to presently exercisable warrants held by B & M as to all of which Mr. Mee shares voting and investment power with Mr. Beard but as to which Mr. Mee has no present economic interest; and 233,308 shares held by the 401(k) Trust for the account of Mr. Mee as to which he has sole voting and investment power. Also includes 300,398 shares held by the Beard
     Irrevocable Trusts as to which Mr. Mee is a co-trustee and shares voting and investment power with Mr. Beard but as to which
     Mr. Mee has no pecuniary interest and disclaims beneficial ownership. Also includes 199,549 shares reserved in Mr. Mee's account in the 2003-2 DSC Plan which will be distributed upon his death, disability, retirement or termination or upon Plan termination. Excludes 66 shares owned by Mrs. Mee, as to which Mr. Mee disclaims beneficial ownership.
<F10>
     Includes 286,874 shares and $60,000 of Notes presently convertible into 60,000 common shares held by the ARH Trust as to which Mr. Hallock shares voting and investment powers with his wife; 3,750 shares held by an IRA for the benefit of Mr.
     Hallock as to which he has sole voting and investment power; and 34,259 shares reserved in Mr. Hallock's account in the
     2003-2 DSC Plan which will be distributed upon his death, disability, retirement or termination or upon Plan termination.
<F11>
     Includes 117,402 shares and $90,000 of Notes presently convertible into 90,000 common shares held by the FCP Trust as to which Mr. Price has shared voting and investment power; 4,898 shares held by an IRA for the benefit of Mr. Price as to which he has sole voting and investment power; and 34,894 shares reserved in Mr. Price's account in the 2003-2 DSC Plan which will be distributed upon his death, disability, retirement or termination or upon Plan termination.
<F12>
     Includes 70,686 shares held directly by Mr. Martin as to which he has sole voting and investment power, and 32,732 shares reserved in Mr. Martin's account in the 2003 DSC-2 Plan which will be distributed upon his death, disability, retirement or termination or upon Plan termination.
<F13>
     Includes 1,386,665 shares as to which directors and executive officers have sole voting and investment power and 1,631,920 shares as to which they share voting and investment power with others. Shares reflect the applicable ownership of Column (A)
     shares. Percentage represents the percent of Column (A) Shares.
<F14>
     Includes 2,159,270 shares as to which directors and executive officers have sole voting and investment power and 1,791,920 shares as to which they share voting and investment power with others. Shares reflect the applicable ownership of Column (C)
     shares.
<F15>
     Percentage represents the percent of Column (C) Shares.


                                STOCK PERFORMANCE

     The following performance graph compares our cumulative total stockholder return on our common stock against the cumulative total return of the NASDAQ Market Index and the SIC Code Index of the Bituminous Coal, Surface Mining Industry compiled by Core Data, Inc. for the period from December 31, 1999 through December 31, 2004. The performance graph assumes that the value of the investment in our stock and each index was $100 on December 31, 1999, and that any dividends were reinvested. We have never paid dividends on our common stock.

                                           December
                         --------------------------------------------
                         1999    2000    2001    2002    2003    2004
                         ----    ----    ----    ----    ----    ----
The Beard Company       100.00   18.67   37.33   12.27   13.33   32.00
Bituminous Coal,
  Surface Mining
  Industry Index        100.00  190.82  219.05  215.11  366.02  561.91
NASDAQ Market Index     100.00   62.85   50.10   34.95   52.55   56.97


     The Industry Index chosen consists of the following companies: Arch Coal, Inc., Consol Energy, Inc., Foundation Coal Holdings, Headwaters Inc., Heartland Oil & Gas Corp., James River Coal Company, National Coal Corp., Peabody Energy Corp., Westmoreland Coal Co. and Yanzhou Coal Mining Co.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee (the "Committee") of the Board of Directors (the "Board") establishes our general compensation policies. The Committee meets once each year to establish specific compensation levels for the chairman/chief executive officer ("CEO") and the president/chief financial officer ("CFO") and to review the executive officers' compensation generally. (The compensation for executive officers other than the CEO and CFO is actually determined by the CEO and CFO).

     The Committee's goal in setting executive compensation is to motivate, reward and retain management talent who support our goals of increasing stockholder value. This goal is to provide competitive levels of compensation that relate to our long-term performance goals and objectives and reward outstanding corporate performance. The Committee endeavors to achieve these objectives through a combination of base salary, cash bonuses and stock options.

     The Committee believes that the total compensation of its CEO, CFO and other executive officers should be tied to our success in achieving long-term growth in earnings, cash flow and stock price per share. The Committee also believes that the total cash compensation of such officers should, to the extent possible, be similar to the total cash compensation of similarly situated executives of peer group public companies. To date neither we nor the Committee have been able to establish a peer group which we feel is comparable enough in size, financial structure and diversity of operations to establish a valid comparison.

     No executive officer's compensation for 2004 exceeded the $1 million deduction limit under Section 162(m) of the Internal Revenue Code, as amended, and the same result is anticipated for 2005. The Committee does not anticipate that any executive officer's compensation would approach the threshold level in the foreseeable future.

     Base Salaries. No salary increases have been granted to our top two executive officers since September of 1990. Despite the fact that we became profitable in 2004 as a result of the McElmo Dome Settlement, no changes in base salary are currently under consideration for any of the executive officers because of our poor operating results in 2002, 2003 and 2004. Because of our continuing fragile cash position, (i) the CEO has deferred 90% of his salary since January 1, 2003 and the President has deferred 40% of his salary since February 1, 2003.

     Cash Bonuses. All of our employees and directors receive a small year-end bonus depending upon their length of service as employees of us or Beard Oil. Because of the overall financial results, no other cash bonuses have been paid to executive officers during the last three fiscal years. The CEO, the CFO and all of the directors elected to defer all of their year-end bonuses for calendar years 2002, 2003 and 2004.

     Beard Group 401(k) Plan. One of our principal benefits has been our 401(k) Plan, which included a 100% match (up to a cap of 5% of gross salary) in order to encourage participation. Due to our deteriorating cash position we notified all Participants on July 8, 2002, that we were suspending the 100% match effective July 16, 2002 until further notice.

      One of the investment options available under our 401(k) Plan is the option for each participant to invest all or part of his investment account in our common stock (the "Stock Fund"). The Committee feels that this option is important because it enables key management members to increase their ownership in us, further aligning their interests with those of the stockholders. Both the CEO and CFO have the majority of their 401(k) invested in the Stock Fund.

     Stock Options. The Committee desires to reward long-term strategic management practices and enhancement of stockholder value through the award of stock options. The Committee believes that stock options encourage increased performance by our key employees by providing incentive to employees to elevate the long-term value of our common stock, thus aligning the interests of our employees with the interests of our stockholders. Additionally, stock options build stock ownership and provide employees with a long-term focus. However, because of their conviction that management should not reap the benefit of a low option grant price until the Company's performance has achieved a recognizable turnaround, the Committee did not grant any stock options during the five year period ended December 31, 2004.

     Deferred Stock Compensation Plan. On September 30, 2003, we adopted the 2003-2 Deferred Stock Compensation Plan (the "2003-2 Plan") to provide a means to promote ownership of a greater proprietary interest by our officers and directors, thereby aligning their interests more closely with the interests of our stockholders. The 2003-2 Plan and two predecessor plans were extremely important during 2001-2004 as a mechanism to conserve our cash. The 2003-2 Plan was adopted by the Board in September 2003, and later amended to authorize the issuance of 800,000 shares of common stock. As of December 31, 2004, a total of 712,551 Stock Units had been credited to the accounts of Messrs. Beard, Mee, Hallock, Martin and Price based upon their deferral of $202,150 of Fees and Compensation during the 15 months the Plan had been in operation.(A)
____________________

(A) All share numbers have been adjusted to reflect the 2-for-1 stock split which was effected as of the close of business on August 6, 2004.


CEO Compensation

     W. M. Beard has been Chairman and CEO of the Company and its predecessors since 1974. Mr. Beard's 2003 base salary was $132,000, and has not increased since 1990. He receives, along with all other Beard employees, a small year-end bonus based on length of service. The 1994 stock option grant of 50,000 shares to Mr. Beard reflected the Committee's desire to provide significant incentives which link long-term executive compensation to long-term growth in equity for all stockholders, as described above. The award also reflected Mr. Beard's position and level of responsibility within the Company and the importance of the role he plays in determining our strategic direction. Based on our profitability, the granting of any additional stock options to Mr. Beard or other key management members was not considered by the Committee in 2004. Mr. Beard exercised 75% of his outstanding option in 1998. He did not elect to exercise the final 25% because it was "under water" when it expired on October 31, 2004. The Committee may consider the awarding of additional options to key management members, including Mr. Beard, in 2005 and subsequent years. Any such grants will depend upon our profitability at such time, the outlook for our various businesses and the Committee's determination of the need to provide additional incentives to management.

By the Compensation Committee:


Allan R. Hallock, Chairman
Harlon E. Martin, Jr.
Ford C. Price


                             EXECUTIVE COMPENSATION

Compensation of Executive Officers

     The table below sets forth sets forth the compensation we and our subsidiaries paid or accrued during each of the last three fiscal years to our Chief Executive Officer and each of our other most highly compensated executive officers (hereafter referred to as the named executive officers), whose aggregate salary and bonus exceeded $100,000, for any of the fiscal years ended December 31, 2004, 2003 and 2002:

                           SUMMARY COMPENSATION TABLE
                                                                         Long Term
                              AnnualCompensation                    Compensation Awards
------------------------------------------------------------  ------------------------------
                                                                 Common                          All Other
                                                                  Stock                           Compen-
       Name and                    Salary        Bonus           Awards            LTIP           sation
       Principal                    <F1>          <F2>            <F3>            Payouts          <F4>
       Position          Year       ($)           ($)              (#)              ($)             ($)
       --------          ----       ---           ---              ---              ---             ---
W. M. Beard              2004    13,200<F5>      -0-<F5>           -0-          121,350<F5>         -0-
Chairman & CEO           2003    13,200<F5>      -0-<F5>        677,612<F7>     121,300<F5>         -0-
                         2002    44,275<F5>      -0-<F5>           -0-           90,175<F5>       1,788<F7>
Herb Mee, Jr.            2004    79,200<F6>      -0-<F6>           -0-           54,350<F6>         -0-
President & CFO          2003    83,600<F6>      -0-<F6>         90,964<F7>      49,900<F6>         -0-
                         2002   132,000          -0-<F6>           -0-            1,450<F6>       3,505<F7>
_____________________

<F1>
     Amounts shown include cash compensation earned and received by the named executive officers as well as amounts earned but deferred pursuant to our 401(k) Plan at the election of those officers. Amounts shown exclude cash compensation earned but deferred pursuant to our applicable DSC Plans.
<F2>
     Bonus for length of service with us or Beard Oil.
<F3>
     In 2003 Messrs. Beard and Mee received 497,994 and 11,664 shares of common stock, respectively, upon termination of our DSC Plan and 179,618 and 79,300 shares of common stock, respectively, upon termination of our 2003 DSC Plan. All share numbers have been adjusted to reflect our 2-for-1 stock split effected in August of 2004.
<F4>
     Consists of our contribution to our 401(k) Plan.
<F5>
     In 2004 Mr. Beard deferred 90% ($118,800) of his salary during the year and all ($2,550) of his length of service bonus for the year; in 2003 Mr. Beard deferred 90% ($118,800) of his salary during the year and all ($2,500) of his length of service bonus for the year; in 2002 Mr. Beard deferred 50% ($35,750)
     of his salary during the first 6-1/2 months of the year, 85% ($51,975) of his salary during the last
     5-1/2 months of the year and all ($2,450) of his length of service bonus for the year.
<F6>
     In 2004 Mr. Mee deferred 40% ($52,800) of his salary for the year and all ($1,550) of his length of service bonus for the year; in 2003 Mr. Mee deferred 40% ($48,400) of his salary during the last 11 months of the year and all ($1,500) of his length of service bonus for the year; in 2002 Mr. Mee deferred all ($1,450) of his length of service bonus for the year.
<F7>
     Beginning July 16, 2002, we suspended our 100% matching contribution (up to a cap of 5% of gross salary) under its 401(k) Plan. Although there is no firm commitment to do so, we have indicated our intention to reinstate the match when future conditions permit.


Deferred Stock Compensation Plan

     On September 30, 2003, our Board of Directors adopted The Beard Company 2003-2 Deferred Stock Compensation Plan (the "2003-2 Plan") and authorized the issuance of a maximum of 200,000 shares of our common stock that may be distributed in settlement of Stock Unit Accounts under such Plan. On February 13, 2004, the Board amended the 2003-2 Plan to increase the number of authorized shares thereunder to 400,000. On June 15, 2004, the stockholders approved the 2003-2 Plan, as amended. As a result of our 2-for-1 stock split effected as of the close of business on August 6, 2004, the number of authorized shares increased to 800,000.


Equity Compensation Plan Information

 Plan category                 Number of securities to                Weighted-average          Number of securities remaining
                               be issued upon exercise                 exercise price of        available for future issuance
                               of outstanding options, warrants       outstanding options,      under equity compensation plans
                               and rights<F3>                         warrants and rights       (excluding securities reflected
                                                                                                in column (a))
                                              (a)                              (b)                            (c)
                               -----------------------------------    ----------------------    ---------------------------------
 Equity compensation plans     1993 SO Plan       -    26,250<F1>            $2.08<F1>                        None
 approved by security holders  2003-2 DSC Plan    -   712,551<F2>            $0.36<F2>                      87,449<F2>

 Equity compensation plans     None               -    None                   None                            None
 not approved by security
 holders
                               -----------------------------------    ----------------------    ---------------------------------
 Total                         All Plans          -   738,801                $0.42                          87,449
                               ===================================    ======================    =================================
____________________

<F1>
     The 1993 Stock Option Plan, as amended, authorized the issuance of 275,000 shares of common stock. Stockholders approved the initial plan and all subsequent amendments. As the result of a subsequent 3-for-4 stock split, 206,250 shares had been authorized for issuance when the plan terminated on August 26, 2003, and no additional options can be granted thereunder.
<F2>
     The 2003-2 Deferred Stock Compensation Plan, as amended, which authorizes 800,000 shares to be issued, was approved by the stockholders at the 2004 Annual Stockholders' Meeting.
<F3>
     As of March 31, 2005, a total of 746,354.637 Stock Units had been credited to the Participants' Stock Unit Accounts based upon the Participants' deferral of $305,750 of Fees or Compensation.


                           RELATED PARTY TRANSACTIONS

     Unitrust Credit Lines. In April 2000, William M. Beard and Lu Beard, as trustees of the William M. Beard and Lu Beard 1988 Charitable Unitrust (the "Trustees") provided a $1,000,000 revolving line of credit to the Company. The original loan by the Trustees provided for a term of 15 months, 10% interest and was subject to the terms of a promissory note and a letter loan agreement of corresponding dates. The line of credit was increased several times, finally increasing to $3,000,000 in October 2002. The interest rate remained at 10% with the loan maturing on the earlier of (i) January 3, 2005, or (ii) within ten (10) days after receipt of the McElmo Dome Settlement. As of December 31, 2003, the line of credit had been fully utilized

     In November 2002, the Unitrust provided a supplemental $150,000 short-term line of credit (the "Supplemental Line") maturing on October 31, 2003. The Supplemental Line was also increased several times, finally increasing to $375,000 in November of 2003, with the maturity extended to April 30, 2004. As of December 31, 2003, $348,900 of the Supplemental Line had been utilized. The Supplemental Line was also at 10% interest and was subject to the terms of a promissory note and a supplemental letter loan agreement.

     Upon receipt of the second installment of the McElmo Dome Settlement on March 26, 2004, all accrued interest to such date was paid to the Unitrust, the principal balance due to the Unitrust was reduced to $2,800,000, both Unitrust lines of credit were retired, and the $2,800,000 principal balance due to the Unitrust was reflected in a new 10% note maturing on July 1, 2005. On June 25, 2004, it was determined that the actual amount of the Unitrust loan was $2,785,000, and the term was extended to April 1, 2006. The Unitrust is secured by the McElmo Dome Collateral (see below).

      In May 2002, the Unitrust also purchased $120,000 of 10% Subordinated Notes due September 30, 2003 (subsequently extended to March 31, 2005) in connection with a $1,200,000 private placement of our notes (the "2002 Notes") and warrants. The Unitrust received warrants to purchase 45,000 shares of common stock in connection with the offering, with exercise prices ranging from $0.353949 to $0.3570475 per share (as adjusted for anti-dilution and a subsequent 2-for-1 stock split) Upon receipt of the second installment of the McElmo Dome Settlement on March 26, 2004, the 2002 Notes were paid in full.

     In May 2004 the Unitrust also purchased $500,000 of 10% Participating Notes due November 30, 2006, in connection with a $1,200,000 private placement of our notes (the "Participating Notes"). The notes were accompanied by warrants to purchase 480,000 shares of our common stock at exercise prices ranging from $0.135 to $0.23 per share (as adjusted for the subsequent 2-for-1 split). The notes bear interest at an annual rate equal to the Wall Street Journal Prime Rate plus 4%, with a floor of 10%. We paid interest only until November 30, 2004, and will then amortize the notes with equal payments of principal and interest over the ensuing eight quarters. The note holders will also collectively receive at maturity a bonus/production payment equivalent to approximately $1 per ton for the coal expected to be recovered during the term of the notes from a coal project described in the offering document. The total amount for the production payment is expected to equal $568,000. The Unitrust borrowed the funds for this purchase from an unrelated third party which received a 15% interest rate on its loan and also received the warrants to purchase 200,000 shares of our common stock which would otherwise have gone to the Unitrust in the placement. In order to partially offset the 5% interest differential between our note and the Unitrust's note, the Unitrust was allowed to retain its 41.67% share of the production payment. The Unitrust made this purchase for our benefit since it was felt that such purchase would greatly facilitate the sale of the remainder of the offering, which was subsequently fully subscribed. In addition, the Board of Directors authorized us to pay the 6% commission due to the Placement Agent in connection with the sale of the Unitrust note to the third party since we were ultimately the primary beneficiary of the transaction. As a further condition of the loan to the third party, a Deed of Trust, Assignment of Production, Security Agreement and Financing Statement was recorded against our working and overriding royalty interests in the McElmo Dome field pursuant to which the Unitrust was granted a security interest pari passu with the other note holder. The assets serving as collateral for these debt instruments had a recorded value on our books of $338,000 as of December 31, 2004.

      Borrowings from Other Related Entities. In February of 2003 B&M Limited ("B&M"), a general partnership owned by our Chairman and President, purchased a $50,000 10% subordinated note in connection with the private placement of $600,000 of our notes (the "2003 Notes") and warrants. B&M received warrants to purchase 5,000 shares of common stock at an exercise price of $0.50 per share in connection with the offering. Upon receipt of the second installment of the McElmo Dome Settlement on March 26, 2004, the 2003 Notes were paid in full.

     In November 2003 the Company borrowed $200,000 from a trust for the benefit of the Chairman's brother. The note, which originally matured on January 18, 2004, was extended to April 30, 2004 and subsequently to May 31, 2004. The note, which was unsecured, had an interest rate of 12% and the note holder also received an $8,000 loan fee at the extended maturity. This note was paid in full on May 24, 2004.

     In connection with the $1,200,000 private placement of Participating Notes described above, the Allan R. Hallock Trust (the "ARH Trust"), of which our director, Allan R. Hallock, is a co-Trustee and beneficiary with his wife, purchased $200,000 of such notes and received warrants to purchase 80,000 shares of our common stock together with 16.67% of the aforementioned production payment.

     In September of 2004 we commenced the sale of $1,800,000 of 9% convertible subordinated notes (the "9% Notes") in a private placement. As of December 15, 2004, a total of $255,000 of the offering had been subscribed and closed, including $60,000 by the ARH Trust and $90,000 by the FCP Trust, of which our director, Ford C. Price, is a co-Trustee and beneficiary. On December 29, 2004, a new private placement of our 12% Convertible Subordinated Notes (the "12% Notes") was commenced. Following Board approval in December of 2004 the 9% Notes were exchanged for a like amount of 12% Notes and the holders forgave all accrued interest on the 9% Notes. An additional $1,845,000 of the 12% Notes were subscribed and closed in January of 2005, bringing the total offering amount to $2,100,000. We will pay interest only on a semi-annual basis beginning August 15, 2005 until the February 15, 2010 maturity date, at which time we will make a balloon payment of the outstanding principal balance plus accrued and unpaid interest. We have granted a security interest in Beard Technologies' equipment to the holders of the 12% Notes. The security interest will be released in the event we raise sufficient funds to proceed with a certain coal reclamation project. The notes are convertible into our common stock at an initial conversion price of $1.00 per share. We can force conversion of the notes after February 15, 2007 if the weighted average price of our common stock has been more than two times the conversion price for more than 60 consecutive days.

     Subsequent Events. Upon receipt of the second installment of the McElmo Dome Settlement on March 26, 2004, the 2002 and 2003 Notes were paid in full. All accrued interest to such date was paid to the Unitrust, the principal balance due to the Unitrust was reduced to $2,800,000, both Unitrust lines of credit were retired, and the $2,800,000 principal balance due to the Unitrust was reflected in a new 10% note maturing on July 1, 2005. On June 25, 2004, it was determined that the actual amount of the Unitrust loan was $2,785,000, and the term was extended to April 1, 2006. The Unitrust continued to be secured by the McElmo Dome Collateral.


           RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                                (Proposal No. 2)

     On April 7, 2005 the Audit Committee appointed Cole & Reed, P.C. as independent accountants to audit and report on our consolidated financial statements for 2005. Cole & Reed, P.C. has audited and reported on our consolidated financial statements since 2000. Although not formally required, stockholders' ratification of such appointment is requested. To the knowledge of management and the Audit Committee, such accountants do not have any direct, or material indirect, financial interest in us and our subsidiaries, nor have they had any connection during the past three (3) years with us or any of our subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Representatives of Cole & Reed, P.C. are expected to be present at the meeting. They will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

THE AUDIT COMMITTEE RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF COLE & REED, P.C.

     In the event the appointment of Cole & Reed, P.C. should not be ratified by the stockholders, the Audit Committee will make another appointment, to be effective at the earliest feasible time.

                                  VOTE REQUIRED

     The holders of shares entitled to cast a majority of the votes, present in person or by proxy, constitute a quorum for the transaction of business at the meeting. The affirmative vote of holders of our stock entitled to cast a majority of the votes represented at the annual meeting will be required for the approval of the appointment of Cole & Reed, P.C., as our independent auditors for 2005. The election of directors shall be by a plurality of the vote of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

     The office of our Secretary appoints an inspector of election to tabulate all votes and to certify the results of all matters voted upon at the annual meeting. Neither the corporate law of the State of Oklahoma, the state in which we are incorporated, nor our Certificate of Incorporation or By-Laws have any specific provisions regarding the treatment of abstentions and broker non-votes. It is our policy to count abstentions or broker non-votes for purposes of determining the presence of a quorum at the meeting; to treat abstentions as votes not cast but treat them as shares represented at the meeting for determining results on actions requiring the affirmative vote of a majority of the votes represented at the meeting; and to consider neither abstentions nor broker non-votes in determining the plurality required for election of Directors.

                              STOCKHOLDER PROPOSALS

     The Board of Directors anticipates that next year's annual meeting will be held during the first week of June 2006. Any proposals of stockholders intended to be presented at the 2006 Annual Meeting of Stockholders must be received by us not later than December 31, 2005, in order for the proposals to be included in the proxy statement and proxy card relating to such meeting. For any other proposal that a stockholder wishes to have considered at the 2006 annual meeting, we must receive written notice of such proposal not later than December 31, 2005. Proposals that are not received by this date will be considered untimely. In addition, proposals must comply with our bylaws and the rules and regulations of the Securities and Exchange Commission. It is suggested that proponents submit their proposals by certified mail, return receipt requested. No stockholder proposals were received for inclusion in this Proxy Statement.

                                    THE BEARD COMPANY
                                    By Order of the Board of Directors

                                    REBECCA G. VOTH
                                    Rebecca G. Voth
                                    Secretary
Oklahoma City, Oklahoma
April 29, 2005

PROXY

                                THE BEARD COMPANY
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR STOCKHOLDERS MEETING ON JUNE 9, 2005

     The undersigned stockholder of The Beard Company, an Oklahoma corporation, hereby appoints W. M. Beard and Herb Mee, Jr. or either of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all shares of stock of The Beard Company owned by the undersigned in all matters coming before the 2005 Annual Meeting of Stockholders (or any adjournment thereof) of The Beard Company to be held at the Waterford Marriott Hotel, located at 6300 Waterford Boulevard, Oklahoma City, Oklahoma 73118 on Thursday, June 9, 2005 at 9:00 a.m. local time. The Board of Directors recommends a vote "FOR" the following matters, all as more specifically set forth in the Proxy Statement:


1. Election of Director. W. M. Beard - three year term expiring in 2008

        FOR        WITHHOLD AUTHORITY to vote for the nominee listed below:

                   ------------------------------------------------------

2. Ratification of the Appointment of Cole & Reed, P. C. as independent accountants to audit the Company's consolidated financial statements for 2005.

       FOR                     AGAINST                  ABSTAIN

3. In their discretion, the Proxies are authorized to vote with respect to any other matters that may come before the Meeting or any adjournment thereof, including matters incident to its conduct.

I/WE RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE STOCKHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" ITEM 1 AND "FOR" THE ELECTION OF THE DIRECTOR NOMINATED.

                                Dated____________________________________, 2005


                                 ----------------------------------------------
                                              (Signature)

                                 ----------------------------------------------
                                         (Signature if held jointly)
                                 Please sign exactly as your name appears on your stock certificate indicating your official position or representative capacity, if applicable; if shares are held jointly, each owner should sign.
                                 IMPORTANT: PLEASE SIGN, DATE AND RETURN
                                 THIS PROXY BEFORE THE DATE OF THE ANNUAL
                                 MEETING IN THE ENCLOSED ENVELOPE.